Execution Copy THIRD AMENDED AND RESTATED SURPLUS NOTE PURCHASE AGREEMENT Between BUILD AMERICA MUTUAL ASSURANCE COMPANY, as Issuer and HG HOLDINGS LTD. and HG RE LTD. as Purchasers Dated January 15, 2020 Exhibit 10.1

-i- TABLE OF CONTENTS Page ARTICLE I DEFINITIONS ............................................................................................................. 1 Section 1.01 Definitions ....................................................................................................... 1 Section 1.02 Other Definitional Provisions. ......................................................................... 4 ARTICLE II PURCHASE AND SALE OF SURPLUS NOTES ...................................................... 4 Section 2.01 Purchase and Sale of Surplus Notes ................................................................ 4 Section 2.02 Delivery and Payment ..................................................................................... 4 Section 2.03 Forms of Surplus Notes ................................................................................... 5 ARTICLE III TERMS AND CONDITIONS OF REPAYMENT; MATURITY ............................... 5 Section 3.01 Interest ............................................................................................................. 5 Section 3.02 Principal .......................................................................................................... 5 Section 3.03 Payments by the Issuer. ................................................................................... 5 Section 3.04 Priority of Payment ......................................................................................... 6 Section 3.05 Pre-Payment .................................................................................................... 6 ARTICLE IV REGISTRATION OF SURPLUS NOTES; TRANSFER AND EXCHANGE ........... 6 Section 4.01 Surplus Note Register ...................................................................................... 6 Section 4.02 Exchanges and Transfers ................................................................................. 6 ARTICLE V PURCHASERS' REPRESENTATIONS ..................................................................... 7 Section 5.01 Investment Intent ............................................................................................. 7 ARTICLE VI EVENTS OF DEFAULT ............................................................................................. 7 Section 6.01 Events of Default ............................................................................................. 7 Section 6.02 Remedies Upon an Event of Default ............................................................... 7 ARTICLE VII REPRESENTATIONS AND WARRANTIES ............................................................ 7 Section 7.01 Representations and Warranties ...................................................................... 7 ARTICLE VIII COVENANTS OF THE ISSUER ................................................................................ 8 Section 8.01 Covenants ........................................................................................................ 8 ARTICLE IX SUBORDINATION ..................................................................................................... 9 Section 9.01 Subordination .................................................................................................. 9 ARTICLE X REDEMPTION ............................................................................................................ 9 Section 10.01 Redemption of Surplus Notes.......................................................................... 9

-ii- Section 10.02 Effect of Redemption Notice ......................................................................... 10 Section 10.03 No Other Redemption ................................................................................... 10 ARTICLE XI MISCELLANEOUS ................................................................................................... 10 Section 11.01 Notices ........................................................................................................... 10 Section 11.02 IRS Forms. .................................................................................................... 10 Section 11.03 Amendments, Waivers. ................................................................................. 10 Section 11.04 Successors and Assigns; Third Party Beneficiaries....................................... 11 Section 11.05 Severability.................................................................................................... 11 Section 11.06 Binding Effect ............................................................................................... 11 Section 11.07 GOVERNING LAW; CONSENT TO JURISDICTION .............................. 11 Section 11.08 Execution in Counterparts ............................................................................. 11 Section 11.09 Entire Agreement .......................................................................................... 11 Section 11.10 Limited Recourse .......................................................................................... 11 Section 11.11 Headings ........................................................................................................ 12 SCHEDULES AND EXHIBITS Schedule I Notice Information Exhibit A Form of Surplus Note

1 This THIRD AMENDED AND RESTATED SURPLUS NOTE PURCHASE AGREEMENT, dated January 15, 2020 (the “Amendment Date”), is made by and between Build America Mutual Assurance Company, a New York mutual insurance company (together with its successors and assigns, the "Company" or the "Issuer"), HG Holdings Ltd., an exempted Bermuda limited company (together with its successors and assigns, the "Series 2012-A Purchaser"), and HG Re Ltd., an exempted Bermuda limited company (together with its successors and assigns, the "Series 2012-B Purchaser" and, together with the Series 2012-A Purchaser, the "Purchasers" and each a "Purchaser"). RECITALS WHEREAS, the Issuer was formed as a mutual property and casualty insurance company to issue surety and financial guaranty insurance coverages; and WHEREAS, in order to provide the Issuer with sufficient capital support to conduct its insurance business, upon the terms and subject to the conditions of this Agreement, (i) the Issuer desired to issue and sell to the Series 2012-A Purchaser, and the Series 2012-A Purchaser desired to purchase from the Issuer, surplus notes (the "Series 2012-A Notes") in an aggregate principal amount of U.S. $203,000,000, and (ii) the Issuer desired to issue and sell to the Series 2012-B Purchaser, and the Series 2012-B Purchaser desired to purchase from the Issuer, surplus notes (the “Series 2012-B Notes”) in an aggregate principal amount of U.S. $300,000,000. WHEREAS, the parties hereto previously amended and restated this agreement, in order to modify certain terms and provisions of this Agreement and the Series 2012-A Notes and Series 2012-B Notes (collectively, the “Original Notes”). WHEREAS, the parties hereto previously amended and restated this agreement this agreement, in order to arrange the consolidation of the Original Notes into a single series of surplus notes (the "Surplus Notes") with aggregate principal amount of U.S. $503,000,000 while retaining all accrued liabilities and legal obligations of the Original Notes. For purposes of the transactions specifically contemplated by this amendment and restatement, the terms “Purchaser” and “Purchasers” shall both be deemed to refer to HG Re Ltd. where appropriate. WHEREAS, the parties hereto now desired to amend and restate this agreement, in order to modify certain terms and provisions of this Agreement and the Surplus Notes. NOW, THEREFORE, for full and fair consideration, the parties hereto agree as follows: ARTICLE I DEFINITIONS Section 1.01 Definitions. The following capitalized terms shall have the following meanings: "Agreement" means this Second Amended and Restated Surplus Note Purchase Agreement, as the same may from time to time be amended, supplemented or otherwise modified in accordance with the terms hereof.

2 “Applicable Interest Rate” means (i) for the period from July 17, 2012 to and including December 31, 2013, a per annum interest rate of 8.0%, (ii) during the Index Period, the Index Rate (which for the period from January 1, 2014 through December 31, 2014 was 3.13%, for the period from January 1, 2015 through December 31, 2015 was 3.15%, for the period from January 1, 2016 through December 31, 2016 was 3.54%, for the period from January 1, 2017 through December 31, 2017 was 3.78%), for the period from January 1, 2018 through December 31, 2018 was 4.60%, for the period from January 1, 2019 through December 31, 2019 was 5.70% and for the period from January 1, 2020 through December 31, 2020 is 4.57%), and (iii) at all times following the Index Period, a per annum fixed interest rate equal to the greater of (a) 8.0% or (b) the last Index Rate in effect prior to the Index Period Termination Date. "Business Day" means any day other than a Saturday or a Sunday or any day on which banking institutions, in New York, New York, or the Islands of Bermuda, are authorized or obligated by law, regulation or executive order to be closed. “Computation Date” means the first day following the December 15 preceding each Index Rate Reset Date on which the Federal Reserve Board makes available its H.15 weekly release on Selected Interest Rates (or equivalent releases). "Dollar" or "U.S.$" means a dollar or other equivalent unit in such coin or currency of the United States as at the time shall be legal tender for all debts, public and private. "Event of Default" has the meaning specified in Section 6.01 hereof. "Holder" means, with respect to any Surplus Note, the Person in whose name such Surplus Note is registered in the Surplus Note Register. “Index Period” means the period from January 1, 2014 to and including the Index Period Termination Date. “Index Period Termination Date” means December 31, 2024. “Index Rate” means, beginning on the Index Rate Effective Date, the US Treasury Rate plus 3.00%. “Index Rate Effective Date” means January 1, 2014. “Index Rate Reset Date” means January 1 of each year during the Index Period. "Insolvency Event" means that (x) an involuntary bankruptcy, insolvency or similar proceeding shall be commenced or an involuntary petition shall be filed in a court of competent jurisdiction seeking (i) relief in respect of the Issuer or of all or substantially all of its property or assets under any applicable bankruptcy, insolvency, receivership or similar law, (ii) the appointment of a receiver, trustee, custodian, sequestrator, conservator, rehabilitator, liquidator or similar official with respect to the Issuer or all or substantially all of its property or assets, or (iii) the winding- up, liquidation or dissolution of the Issuer, and any such proceeding or petition shall continue undismissed for a period of thirty (30) or more consecutive calendar days or an order or decree approving or ordering any of the foregoing shall be entered, or (y) the Issuer shall (i) voluntarily commence any proceeding or file any petition seeking relief (or take any similar or analogous

3 action) under any applicable bankruptcy, insolvency, receivership or similar law, (ii) consent to the institution of, or fail to contest in a timely and appropriate manner to, any proceeding or the filing of any petition described in clause (x) above, (iii) apply for or consent to the appointment of a receiver, trustee, custodian, sequestrator, conservator, rehabilitator, liquidator or similar official with respect to the Issuer or all or substantially all of its property or assets, (iv) file an answer admitting the material allegations of a petition filed against it in any proceeding or petition described in clause (x) above, (v) make a general assignment for the benefit of its creditors, or (vi) become unable, admit in writing its inability, or fail generally to pay its debts or contractual obligations as they become due. "Issue Date" means, with respect to any Surplus Note, the date on which the Issuer issues such Surplus Note. "Maturity Date" means, with respect to any Surplus Notes, the date on which all outstanding unpaid principal on such Surplus Note becomes due and payable as therein or herein provided, whether at the Stated Maturity Date or by declaration of acceleration. "Payment Date" means, for any Quarterly Payment Date or the Maturity Date for which Regulatory Approval has been received pursuant to Section 3.03(a), the later of (i) five Business Days following the receipt of Regulatory Approval or (ii) said Quarterly Payment Date or the Maturity Date. "Person" means an individual, corporation (including a business trust), partnership, limited liability company, joint venture, association, joint stock company, trust (including any beneficiary thereof), unincorporated association or government or any agency or political subdivision thereof. "Purchasers" has the meaning specified in the introduction to this Agreement. "Quarterly Payment Date" means each March 1, June 1, September 1 and December 1, commencing December 1, 2012, provided that if such day is not a Business Day, the next succeeding Business Day. "Record Date" means the date on which the Holders of any Surplus Note entitled to receive a payment with respect to principal or interest on the next succeeding Payment Date are determined, such date as to any Payment Date being five (5) Business Days prior to such Payment Date. "Regulatory Authority" means, with respect to the Issuer, the Superintendent of the New York State Department of Financial Services. "Regulatory Approval" means, with respect to any action by the Issuer, approval of the Superintendent of the New York State Department of Financial Services. "Series 2012-A Notes" means surplus notes of the Issuer denominated as Series 2012-A Notes in an aggregate principal amount of U.S.$203,000,000.

4 "Series 2012-B Notes" means surplus notes of the Issuer denominated as Series 2012-B Notes in an aggregate principal amount of U.S.$300,000,000. "Series 2012-A Purchaser" has the meaning specified in the introduction to this Agreement. "Series 2012-B Purchaser" has the meaning specified in the introduction to this Agreement. "Stated Maturity Date" means April 1, 2042. "Superintendent" means the Superintendent of the New York State Department of Financial Services. “Supplemental Trust Agreement” means that certain Amended and Restated Supplemental Trust Agreement of even date herewith between the Company as beneficiary, HG Re Ltd. as grantor and The Bank of New York Mellon as trustee. "Surplus Note Register" has the meaning specified in Section 4.01 hereof. "Surplus Notes" has the meaning specified in the recitals hereof. “US Treasury Rate” means the mean average (rounded up to the nearest second decimal place if the third decimal place is 5 or greater, otherwise rounded down to the nearest second decimal place) of the daily yields, on each Federal Reserve Banks’ business day from and including November 1 to and including December 15, of United States Treasury securities adjusted to a constant maturity of one year, as made available by the Federal Reserve Board in its H.15 weekly releases on Selected Interest Rates (or their equivalent, if the H.15 release is no longer available or applicable) (currently posted at http://www.federalreserve.gov/releases/h15/current/default.htm). In the event that the foregoing is no longer available from the Federal Reserve Board, the Issuer will reasonably select a new source that provides comparable information needed to calculate the US Treasury Rate. The Issuer will notify the Holders of such selection. "Wire Transfer" means the payment instructions given by the Purchaser or the Issuer, respectively, in connection with any Surplus Note payments. Section 1.02 Other Definitional Provisions. (a) All terms defined in this Agreement shall have the defined meanings when used in any certificate or other document made or delivered pursuant hereto. (b) The words "hereof," "herein" and "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement; and Section and subsection references contained in this Agreement are references to Sections or subsections in or to this Agreement unless otherwise specified.

5 ARTICLE II CONSOLIDATION OF ORIGINAL NOTES Section 2.01 Consolidation of Original Notes. Upon the terms and subject to the conditions set forth in this Agreement, and in reliance on the covenants and agreements herein set forth, on the Amendment Date, in order to effect the consolidation of the Original Notes as contemplated herein, the Issuer shall issue the Surplus Notes to the Purchaser and the Purchaser shall surrender all of its Series 2012-A Notes and 2012-B Notes in exchange therefor. Following the issuance of the Surplus Notes, the Surplus Note Register shall reflect any and all interest previously accrued but not yet paid on the surrendered Original Notes through and including the Amendment Date as interest legally accrued and due on the Surplus Note, to be paid to the holders of the rights to receive such interest from time to time. Section 2.02 Deleted. Section 2.03 Forms of Surplus Notes. The Surplus Notes shall be issued substantially in the form attached as Exhibit A hereto and shall be duly executed and delivered by the Issuer as hereinafter provided. ARTICLE III TERMS AND CONDITIONS OF REPAYMENT; MATURITY Section 3.01 Interest. (a) As of immediately prior to the Amendment Date, the aggregate amount of accrued and unpaid interest owing under the Original Notes was $119,836,742.93. As of the Issue Date of the Surplus Notes, $119,836,742.93 (the “Carryover Interest Amount”) shall be legally accrued and owing under the Surplus Notes. The parties agree that the right to receive the Carryover Accrued Interest is allocated as follows: $48,363,536.41 to HG Holdings, Ltd. (in respect of interest accrued on the former Series A Surplus Notes), $63,465,051.63 to HG Re Ltd. (in respect of previously-assigned rights to received interest accrued on the former Series B Surplus Notes), and $8,008,154.89 to the HG Re Ltd. Supplemental Trust Account (as defined in the Supplemental Trust Agreement) (in respect of interest accrued on the former Series B Surplus Notes and not previously assigned). (b) In addition to the obligation to pay the Carryover Accrued Interest, the Surplus Notes shall bear interest at the Applicable Interest Rate on the outstanding principal amount of the Surplus Notes from the Amendment Date to but excluding the date that the applicable principal is repaid. (c) The Applicable Interest Rate for the Index Rate period in effect as of the Amendment Date (January 1, 2017 to and including December 31, 2017) is be 3.78%. The Issuer shall calculate the Index Rate on each Computation Date, in the manner set forth in Exhibit B hereto, and promptly report to the Holders such rate, along with details supporting the calculation thereof. Such rate shall become effective on the Index Rate Reset Date next succeeding the Computation Date and interest at such rate shall accrue each day during the related period, commencing on and including such Index Rate Reset

6 Date to but excluding the next Index Rate Reset Date. Interest shall be computed on the basis of a 360-day year comprised of twelve 30-day months. (d) Interest shall be due and payable as provided in Section 3.03(a), subject to the receipt of Regulatory Approval and the priority of payments set forth in Section 3.04. Section 3.02 Principal. Subject to the receipt of Regulatory Approval and the priority of payments set forth in Section 3.04, the principal of the Surplus Notes shall be due and payable on the Stated Maturity Date. Section 3.03 Payments by the Issuer. (a) Unless Regulatory Approval has previously been obtained, not later than fifteen (15) calendar days prior to any Quarterly Payment Date or the Stated Maturity Date, the Issuer shall request Regulatory Approval to (i) make payments on the Surplus Notes in an amount equal to or greater than the accrued interest as of such Quarterly Payment Date and (ii) repay the principal of the Surplus Notes on the Stated Maturity Date, as applicable, and use its best efforts to obtain such approval. To the extent Regulatory Approval is obtained, the Issuer shall make payment on the Surplus Notes in accordance with the terms of this Agreement. Interest unpaid on any Payment Date shall be deferred until Regulatory Approval is obtained for the payment of such interest, and no interest shall accrue on any such deferred interest. Payment of any principal remaining outstanding as of the Stated Maturity Date shall be deferred until Regulatory Approval shall have been obtained for such payment. Pursuant to Section 1307(b) of the New York Insurance Law, interest and principal shall be repaid only out of free and divisible surplus of the Issuer with the approval of the Superintendent whenever, in his judgment, the financial condition of the Issuer warrants. In the event of insolvency of the Issuer, unearned premiums shall be deemed to be part of its free and divisible surplus. (b) Principal that has not been paid on the Stated Maturity Date shall continue to accrue interest at the Applicable Interest Rate up to but excluding the date on which such amount is actually paid. (c) All payments required to be made by the Issuer with respect to this Article III shall be made: (i) by Wire Transfer of immediately available funds not later than 1:00 p.m., New York City time, and (ii) to the account of the applicable Holders, or to such other account as such Holders may have most recently designated in writing for such purpose by notice to the Issuer. (d) The Issuer and any agent of the Issuer may treat the Person in whose name any Surplus Note is registered on the Surplus Note Register as the owner of such Surplus Note on the applicable Record Date for the purpose of receiving payments of principal and interest on such Surplus Note and on any other date for all other purposes whatsoever (whether or not such payment is overdue), and neither the Issuer nor any agent of the Issuer shall be affected by notice to the contrary. Section 3.04 Priority of Payment. As funds become available, they will be used on each Payment Date to make payments of outstanding principal of the Surplus Notes, plus any

7 accrued interest thereon. All payments in respect of accrued interest on the Surplus Notes shall be paid to the holders of the rights to receive such interest pro rata in proportion to their rights as of the date of any such payment. The Issuer shall not make any payment of principal on any debt subordinated to the Surplus Notes until all interest due and all outstanding principal on all of the Surplus Notes has been paid. Section 3.05 Pre-Payment. Subject to the receipt of Regulatory Approval and the priority of payments set forth in Section 3.04, the Issuer may, at its sole option, pre-pay any or all of the principal on the Surplus Notes on any Quarterly Payment Date, upon five (5) Business Days' prior written notice to the Holders in accordance with Section 10.01. ARTICLE IV REGISTRATION OF SURPLUS NOTES; TRANSFER AND EXCHANGE Section 4.01 Surplus Note Register. The Issuer shall keep a register (the "Surplus Note Register") at its office in New York, New York, in which it shall provide for the registration of the Surplus Notes, the registration of transfers of the Surplus Notes and a record of all payments made of interest and principal. Such Surplus Note Register shall be in written form or in any other form capable of being converted into written form within a reasonable time. Upon surrender for registration of transfer of any Surplus Note at the office of the Issuer and in compliance with the restrictions set forth in any legend appearing on any Surplus Note, the Issuer shall execute and deliver, in the name of the designated transferee or transferees, one or more new Surplus Notes of like terms. Section 4.02 Exchanges and Transfers. At the option of any Holder, Surplus Notes may be exchanged for one or more Surplus Notes to effectuate the division of any Surplus Notes held by the Holder into paid and unpaid portions and the surrender of the paid portion, upon surrender of the Surplus Notes to be exchanged at the office of the Issuer or such other office as the Issuer may designate for such purposes. Whenever any Surplus Note is surrendered for exchange, the Issuer shall execute and deliver the Surplus Note that the Holder making the exchange is entitled to receive. Any Surplus Notes issued upon any registration of transfer or exchange of a Surplus Note shall be the valid obligations of the Issuer, evidencing the same debt, and entitled to the same benefits under this Agreement, as the Surplus Note surrendered upon such registration of transfer or exchange. Every Surplus Note presented or surrendered for registration of transfer or exchange shall be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Issuer duly executed by the Holder thereof or its attorney duly authorized in writing. No service charge shall be made to a purchaser for any registration of transfer or exchange of a Surplus Note, but the Issuer may require payment of a sum sufficient to cover the expenses of delivery (if any) not made by regular mail or any tax or other governmental charge payable in connection therewith. ARTICLE V PURCHASERS’ REPRESENTATIONS Section 5.01 Investment Intent. Each Purchaser represents that it is purchasing the Surplus Notes for its own account for investment and not with a view to the distribution thereof

8 and has no present intention of selling, negotiating or otherwise disposing of the Surplus Notes, except for contributions to direct or indirect wholly-owned subsidiaries. ARTICLE VI EVENTS OF DEFAULT Section 6.01 Events of Default. The occurrence of any of the following events shall constitute an "Event of Default" hereunder: (a) default is made in the payment of any installment of interest on the Surplus Notes when such interest becomes due and payable and such default continues for a period of 30 calendar days, provided that the Issuer has obtained Regulatory Approval for such interest payment in accordance with Section 3.03(a) hereof; or (b) default is made in the payment of the principal of the Surplus Notes when such principal becomes due and payable, provided that the Issuer has obtained Regulatory Approval for such principal payment in accordance with Section 3.03(a) hereof; or (c) an Insolvency Event; or (d) the Issuer fails to comply with the covenants set forth in Sections 8.01(b) or 8.01(c) within thirty (30) calendar days following receipt of written notice from a Holder of a breach of the applicable covenant; or (e) the Issuer violates the covenant set forth in Section 8.01(d). Section 6.02 Remedies Upon an Event of Default. Upon the occurrence of an Event of Default, to the extent provided in any Regulatory Approval, and subject to the priority of payments set forth in Section 3.04, each Holder of a Surplus Note may give notice of such Event of Default to the Issuer, and demand payment of the entire outstanding principal amount of such Surplus Note, plus accrued interest, plus interest on such overdue principal at the Applicable Interest Rate, plus such further amounts as shall be necessary to cover the Holder's costs and expenses of collection, including reasonable attorneys' fees. ARTICLE VII REPRESENTATIONS AND WARRANTIES Section 7.01 Representations and Warranties. The Company hereby represents and warrants to the Purchasers: (a) The Company has been duly incorporated and is validly existing in good standing under the laws of the State of New York, and has the necessary power, capacity and authority to conduct its business as described in its Charter; (b) The Company has full power and authority to execute and deliver this Agreement and the certificates representing the Surplus Notes and to consummate the

9 transactions contemplated hereby and thereby and has taken all necessary corporate or other action to approve and authorize the same; (c) The Company is licensed as an insurance company in the State of New York; (d) The issuance of the Surplus Notes and compliance by the Company with all of the provisions of the Surplus Notes and this Agreement, and the consummation of the transactions herein and therein contemplated, will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement, or other agreement or instrument to which the Company is a party or by which the Company is bound or to which any of the property or assets of the Company is subject, or which affects the validity, performance or consummation of the transactions contemplated by this Agreement, nor will such action result in any violation of any statute or any order, rule or regulation of any court or insurance regulatory authority or other governmental agency or body having jurisdiction over the Company or any of its properties; and (e) This Agreement has been duly authorized, executed and delivered by the Company. ARTICLE VIII COVENANTS OF THE ISSUER Section 8.01 Covenants. So long as any amount shall remain owing by the Issuer under this Agreement or the Surplus Notes, the Issuer shall take the following actions: (a) Payment of Interest and Principal. Subject to the receipt of Regulatory Approval, the Issuer shall duly and punctually pay the interest and principal on the Surplus Notes, in accordance with the terms hereof. (b) Reporting Requirements. (i) The Issuer shall publish and shall provide to the Holders annual audited statutory financial statements promptly after it has filed the same with the Regulatory Authority; and (ii) The Issuer shall provide to the Holders quarterly and annual unaudited statutory financial statements promptly after they have filed the same with the Regulatory Authority. (c) Limitation on Payments. The Issuer shall request Regulatory Approval, and use reasonable best efforts to obtain such approval, as provided in Section 3.03(a) to make payment of interest or principal on the Surplus Notes. (d) Limitation on Additional Debt. Until the full principal amount of the Surplus Notes and any interest incurred thereon has been paid to the Holders, the Issuer shall not issue any debt obligations (i) to which the Surplus Notes would be subordinated

10 or with which they would rank pari passu or (ii) the principal of which is payable, in whole or in part, prior to the payment in full of the principal of the Surplus Notes and interest incurred thereon. ARTICLE IX SUBORDINATION Section 9.01 Subordination. The Issuer covenants and agrees, and the Holders by their acceptance of the Surplus Notes, likewise covenant and agree, that in the event of the liquidation of the Issuer pursuant to the New York Insurance Code, the payment of the principal and interest on the Surplus Notes shall be expressly subordinate and junior in right of payment to the prior payment in full of all policy obligations and all other liabilities of the Issuer other than any indebtedness that is expressly subordinate to the Surplus Notes, but prior to the distribution of assets to members. Amounts distributable to the Holders of the Surplus Notes shall nevertheless be distributed in accordance with the priority of payments set forth in Section 3.04. ARTICLE X MISCELLANEOUS Section 10.01 Notices. Except in the case of notices and other communications expressly permitted to be given by telephone, all notices and other communications provided for herein shall be delivered by the following means: (i) hand delivery, (ii) overnight courier service (e.g., FedEx or DHL); (iii) registered or certified U.S. mail, postage prepaid and return receipt requested; or (iv) facsimile transmission. If any notice or other communication provided for herein is sent by any party by electronic e-mail it shall not be deemed to have been delivered to the addressee if the party sending such notice or communication receives a response from the intended addressee that he or she will not be able to retrieve e-mail due to vacation, other absence from the office, system failure or other reason. All such notices shall be delivered to the parties as set forth on Schedule I hereof. All notices and other communications given to any party hereto in accordance with the provisions of this Agreement shall be deemed to have been given on the date of receipt. Section 10.02 IRS Forms. Each Holder, by its acceptance of a Surplus Note, agrees to provide a completed Form W-8 BEN, or other similar form required by the Internal Revenue Service, if requested by the Company, establishing that the interest paid on the Surplus Note is not subject to U.S. withholding tax. Section 10.03 Amendments, Waivers. (a) Except as otherwise expressly provided herein, no amendment or waiver of any provision of this Agreement shall in any event be effective unless the same shall be in writing and signed by the parties hereto. (b) Each such amendment, waiver or consent shall be effective only in the specific instance and for the specific purpose for which given. A failure or delay in exercising any right, power or privilege with respect to this Agreement will not be presumed to operate as a waiver, and a single or partial exercise of any right, power or

11 privilege will not be presumed to preclude any subsequent or further exercise of that right, power or privilege or the exercise of any other right, power or privilege. Section 10.04 Successors and Assigns; Third Party Beneficiaries. The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors. This Agreement shall not be transferred or assigned except as mutually agreed by the parties in writing. Nothing in this Agreement, expressed or implied, shall be construed to confer upon any Person (other than the parties hereto and their respective successors and permitted transferees) any legal or equitable right, remedy or claim under or by reason of this Agreement. In the event the Issuer consolidates or merges into another entity or transfers substantially all of its assets to another entity, the entity into which the Company consolidates or merges or to which the assets of the Issuer are transferred must assume the liability of the Company hereunder. Section 10.05 Severability. Any provision of this Agreement held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction. Section 10.06 Binding Effect. This Agreement shall remain in full force and effect until such time as all of the Surplus Notes issued to either Purchaser shall have been repaid in full and cancelled. Section 10.07 GOVERNING LAW. THIS AGREEMENT SHALL IN ALL RESPECTS BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK AND APPLICABLE REGULATIONS ISSUED PURSUANT THERETO. Section 10.08 Execution in Counterparts. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page of this Agreement by telecopy shall be effective as delivery of a manually executed counterpart of this Agreement. Section 10.09 Entire Agreement. This Agreement constitutes the entire agreement between the parties relating to the subject matter hereof and supersedes any and all previous agreements and understandings, oral or written, relating to the subject matter hereof. Section 10.10 Limited Recourse. The obligation of the Issuer to pay the Surplus Notes shall not be part of the legal liabilities of the Issuer and shall not be a basis of any set-off but until the Surplus Notes are repaid, all statements published by the Issuer or filed with the Superintendent shall show, as a footnote, the amount then remaining unpaid. Section 10.11 Headings. Article and Section headings used herein are for convenience of reference only, are not part of this Agreement and shall not affect the construction of, or be taken into consideration in interpreting, this Agreement.

SCHEDULE I to Third Amended and Restated Surplus Note Purchase Agreement between Build America Mutual Assurance Company, HG Holdings Ltd. and HG Re Ltd. NOTICE INFORMATION Address for Notices to Issuer: Build America Mutual Assurance Company ATTN: General Counsel 200 Liberty St., 27th Floor New York, NY 10281 Telephone: Email Address for Notices to the holder of the Surplus Note: HG Re Ltd. ATTN: President A.S. Cooper Building, 26 Reid Street Hamilton HM 11 Bermuda Telephone: Fax: Email With a copy to: White Mountains Insurance Group, Ltd. ATTN: General Counsel 80 South Main Street Hanover, NH 03755 Telephone: Fax: Email:

EXHIBIT A FORM OF SURPLUS NOTE August 14, 2017 Build America Mutual Assurance Company, a mutual insurance company duly organized and existing under the laws of the State of New York (the "Company"), for value received hereby promises to pay in cash to HG Re Ltd., or its assigns, on April 1, 2042, the outstanding balance of the principal sum of U.S.$503,000,000 (Five Hundred Three Million Dollars) plus interest thereon at the Applicable Interest Rate plus aggregate interest previously accrued up to and including August 14, 2017 in the amount of $119,836,742.93. Interest will be computed on the basis of a 360-day year of twelve 30-day months. All principal and interest shall be paid at the principal corporate office of the Company or such other place, which shall be acceptable to the Company, as the holder hereof shall designate in writing to the Company, in collected and immediately available funds in lawful money of the United States of America. Principal and interest shall be payable on the terms and conditions set forth below and as otherwise provided in the Second Amended and Restated Surplus Note Purchase Agreement pursuant to which this Surplus Note was issued (the “Agreement”). This Surplus Note represents the consolidation of the Series 2012-A Surplus Notes and Series 2012-B Surplus Notes previously issued by the Company, and all the amounts accrued in respect thereof including interest, into a single series of Surplus Note, as set forth in the Agreement. The Applicable Interest Rate in effect from time to time will be determined in accordance with the terms of the Agreement. Capitalized terms not otherwise defined herein shall have the meaning given them in the Agreement. Other than contributions to direct or indirect wholly-owned subsidiaries, this Surplus Note may not be sold, transferred or assigned, in whole or in part, unless it has been released from the trust account established pursuant to the Supplemental Trust Agreement dated as of July 17, 2012, among the Company, HG Re Ltd., an exempted Bermuda limited company and The Bank of New York Mellon, as trustee. 1. No payment of principal or interest shall be permitted on this Surplus Note without Regulatory Approval. The Company covenants that it shall use its best efforts to obtain such approvals as specified in the Agreement. 2. Payment of principal and interest hereon shall be subject to the priority of payments set forth in the Agreement. The Company hereby covenants it shall not make any payment of principal or interest on any debt subordinated to this Surplus Note until all outstanding principal and all interest due on this Surplus Note has been paid. 3. Subject to the provisions of Paragraph 1 and 2 hereof, and as provided by and subject to the provisions of the Agreement, the Issuer may pre-pay principal on the Surplus Notes from time to time upon five (5) Business Days prior written notice to HG Re Ltd. or its assigns.

4. To the extent that a payment of all or a portion of the principal of this Surplus Note or interest hereon is prohibited pursuant to the provisions of Paragraph 1 hereof, such prohibition shall not be considered to be a forgiveness of the indebtedness hereunder, and interest shall continue to be accrued and paid at the rate provided herein through the date of payment on any such unpaid principal (but not on interest the payment of which was prohibited pursuant to the provisions of Paragraph 1 hereof, during the period of such prohibition), and promptly (and in no event later than 30 calendar days) after the removal of any such prohibition the Company shall make payment of all amounts then past due and owing hereunder. 5. Upon the occurrence of an Event of Default, the Company will, upon demand by the holder of this Surplus Note, and subject to the provisions of Paragraph 1 hereof, pay to it the whole amount of the principal of this Surplus Note, plus accrued interest, with interest upon the overdue principal; and, in addition thereof, such further amount as shall be sufficient to cover the costs and expenses of collection, including reasonable attorneys' fees. 6. In the event of the liquidation of the Company pursuant to the New York Code, the claims under this Surplus Note shall only be paid out of any assets remaining after the payment of all policy obligations and all other liabilities of the Company but before distribution of assets to members or to any holders of indebtedness expressly subordinated to the Surplus Notes. 7. Except for the events described in Paragraphs 1 and 5 above, no provision of this Surplus Note shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and interest on this Surplus Note at the times, place and rate, and in the coin or currency, herein prescribed. No provision of this Surplus Note shall extinguish ultimate liability for the payment of principal and interest hereunder. 8. No payment obligation of the Company on this Surplus Note shall form a part of the Company's legal liabilities, or be a basis of any setoff, until Regulatory Approval therefor has been received. All statements published or filed with the Superintendent by the Company shall show the amount then remaining unpaid on the Company’s Surplus Notes as a special surplus account. The obligation of the Company under this Surplus Note may not be offset or be subject to recoupment with respect to any liability or obligation owed to the Company. 9. Each payment made hereunder will be made in accordance with Section 3.04 of the Agreement. 10. In the event that any payment of principal or interest on this Surplus Note is scheduled to be made on a day that is not a Business Day, then such payment shall be made on the next following Business Day and no additional interest shall accrue as a result of payment on such following Business Day. For the purpose of this Paragraph 10, "Business Day" shall mean any day that is not a Saturday, Sunday or any other day on which banking institutions in the State of New York are permitted or required by any applicable law to close.

11. No agreement or interest securing any obligation of the Company, whether existing on the date of this Surplus Note or subsequently entered into, shall apply to or secure the obligation of the Company under this Surplus Note. 12. In the event the Company consolidates or merges into another entity or transfers substantially all of its assets to another entity, the entity into which the Company consolidates or merges or to which the assets of the Company are transferred must assume the liability of the Company hereunder. 13. This Surplus Note shall in all respects be governed by, and construed in accordance with, the laws of the State of New York and applicable regulations issued pursuant thereto. 14. The Original Notes in their forms before the amendment and restatement of the Agreement are each marked as “superseded” and stapled to the rear of this Surplus Note. IN WITNESS WHEREOF, the Company has caused this Surplus Note to be executed in its name and attested to by its authorized officer, and its corporate seal to be hereunto affixed, all as of the date first written above. BUILD AMERICA MUTUAL ASSURANCE COMPANY (CORPORATE SEAL) By: Name: Sean McCarthy Title: President Attest:_________________________

EXHIBIT B Calculation of the Index Rate in effect from January 1, 2014, to and including December 31, 2014